November 30, 2009

Summary
Prospectus

Western Asset

Institutional

Municipal

Money Market

Fund

Class : Ticker Symbol

Institutional Shares : INMXX

Before you invest, you may want to review the fund’s Prospectus, which contains more information about the fund and its risks. You can find the fund’s Prospectus and other information about the fund, including the fund’s statement of additional information and shareholder reports, online at http://www.leggmason.com/individualinvestors/prospectuses (click on the name of the fund). You can also get this information at no cost by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 or by sending an e-mail request to prospectus@leggmason.com, or from your financial intermediary. The fund’s Prospectus, dated September 28, 2009, as amended November 23, 2009, the fund’s statement of additional information, dated September 28, 2009, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated May 31, 2009, are incorporated by reference into this Summary Prospectus.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investment objective

The fund seeks maximum current income that is exempt from regular federal income tax to the extent consistent with preservation of capital and the maintenance of liquidity.

Fees and expenses of the fund

The accompanying tables describe the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund.

Shareholder fees (paid directly from your investment) (%)

Maximum sales charge (load) imposed on purchases (as a % of offering price)	None

Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment) (%)

Management fees	0.23

Distribution and service (12b-1) fees	None

Other expenses	0.02

Total annual fund operating expenses[1]	0.25

Waiver of fees and/or expense reimbursement (subject to recapture)[2]	(0.02)

Total annual fund operating expenses after waiver of fees and/or expense reimbursement (subject to recapture)	0.23

[1]	“Total annual fund operating expenses” does not reflect any expenses of participation in the Treasury Guarantee Program which terminated on September 18, 2009.

[2]

The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes and extraordinary expenses), subject to recapture as described below. As a result, total annual operating expenses are not expected to exceed the amount shown in “Total annual fund operating expenses after waiver of fees and/or expense reimbursement (subject to recapture)” above for the class indicated. This arrangement is expected to continue until December 31, 2011, may be terminated prior to that date only by agreement of the manager and the Board of Trustees, and may be terminated at any time after that date by the manager. The arrangement, however, may be modified by the manager to decrease total annual operating expenses at any time. The manager is also permitted to recapture amounts waived or reimbursed to the fund during the same fiscal year if the fund’s total annual operating expenses have fallen to a level below the limit described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the fund’s total annual operating expenses exceeding this limit.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

•	You invest $10,000 in the fund for the time periods indicated

•	Your investment has a 5% return each year and the fund’s operating expenses remain the same

•	You reinvest all distributions and dividends without a sales charge

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)	1 year	3 years	5 years	10 years
Institutional Shares	24	79	139	316

Principal investment strategies

The fund is a money market fund which, under normal circumstances, invests at least 80% of its assets in short-term high quality “municipal securities.” Municipal securities include debt obligations issued by any of the 50 states and their political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) or other qualifying issuers, the interest on which is excluded from regular federal income tax, although it may be subject to the alternative minimum tax. These securities include participation or other interests in municipal securities and other structured securities such as variable rate demand obligations, tender option bonds, partnership interests and swap-based securities, many of which may be issued or backed by U.S. or non-U.S. banks.

Some municipal securities, such as general obligation issues, are backed by the issuer’s taxing authority, while other municipal securities, such as revenue issues, are backed only by revenues from certain facilities or other sources and not by the issuer itself.

Under normal circumstances, the fund may invest up to 20% of its assets in investments whose interest may be subject to federal and state taxes, although for temporary or defensive purposes, the fund may invest an unlimited amount in such securities.

As a money market fund, the fund tries to maintain a share price of $1.00, and must follow strict rules as to the credit quality, diversification and maturity of its investments. If, after purchase, the credit rating on a security held by the fund is downgraded or the credit quality deteriorates, or if the maturity on a security is extended, the fund’s subadviser or Board (where required by applicable regulations) will decide whether the security should be held or sold.

Certain risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Additionally, you should be aware that a very small number of money market funds in other fund complexes have, in the past, “broken the buck,” which means that investors did not receive $1.00 per share for their investment in those funds, and any money market fund may do so in the future. You should also be aware that the fund’s manager and its affiliates are under no obligation to provide financial support to the fund or take other measures to ensure that you receive $1.00 per share for your investment in the fund. You should not invest in the fund with the expectation that any such action will be taken.

The fund could underperform other short-term municipal debt instruments or money market funds, or you could lose money, as a result of risks such as:

Market and interest rate risk. There may be changes in interest rates, lack of liquidity or other disruptions in the bond markets or other adverse market events and conditions. The recent financial crisis has had a significant adverse effect on the financial markets.

Credit risk. An issuer or obligor of a security held by the fund or a counterparty to a financial contract with the fund may default or its credit may be downgraded, or the value of assets underlying a security may decline.

Yield risk. The amount of income you receive from the fund will go up or down depending on day-to-day variations in short-term interest rates, and when interest rates are very low the fund’s expenses could absorb all or a significant portion of the fund’s income.

Risk of increase in expenses. Your actual costs of investing in the fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease, or if a fee waiver is changed or terminated.

Tax risk. The income on the fund’s municipal securities could become subject to regular federal income tax due to noncompliant conduct by issuers, unfavorable legislation or litigation or adverse interpretations by regulatory authorities.

Structured securities risk. Structured securities may behave in ways not anticipated by the fund, or they may not receive tax, accounting or regulatory treatment anticipated by the fund.

Risks associated with concentration in the banking industry. The fund may invest a significant portion of its assets in municipal securities and interests in municipal securities that are issued or backed by U.S. and non-U.S. banks, and thus will be more susceptible to negative events affecting the worldwide banking industry.

Portfolio selection risk. The portfolio managers’ judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect.

Redemption risk. The fund may experience heavy redemptions, particularly during periods of declining or illiquid markets, that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value and that could affect the fund’s ability to maintain a $1.00 share price.

These and other risks are discussed in more detail later in the fund’s Prospectus or in the SAI.

Please note there are many other factors that could adversely affect your investment and that could prevent the fund from achieving its objective.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Institutional Shares (formerly Class A shares). The table shows the average annual total returns for Institutional Shares. The fund makes updated performance information available at the fund’s website, http://www.leggmason.com/individualinvestors/products/mutual-funds/annualized_performance, or by calling Institutional Shareholder Services at 1-888-425-6432.

The fund’s past performance is not necessarily an indication of how the fund will perform in the future.

Total returns (%)

Average annual total returns (for periods ended December 31, 2008) (%)

	1 year	5 years	10 years

Institutional Shares	2.16	2.43	2.42

Management

Investment manager: Legg Mason Partners Fund Advisor, LLC

Subadviser: Western Asset Management Company

Purchase and sale of fund shares

In general, you may purchase shares of the fund during fund business hours on any day on which both the New York Stock Exchange and the Federal Reserve Bank of New York are open for business, subject to certain exceptions.

The fund’s initial and subsequent investment minimums for Institutional Shares generally are as follows:

Investment minimum initial/additional investments ($)

General/Institutional Investors purchasing through the fund	1 million/50

Accounts managed/advised by an investment advisory subsidiary of Legg Mason	50,000/50

Your financial intermediary may impose different investment minimums.

Purchases by wire are generally effective on the day made, and those made by check on the next business day. Redemption proceeds are normally sent on the business day your order is received, but could take longer. The fund normally closes for business at 12 noon (Eastern Time), but may close earlier under certain circumstances. For more information, please contact your financial intermediary, or, if you hold your shares through the fund contact the fund by phone (Institutional Shareholder Services at 1-888-425-6432) or by mail (Legg Mason Funds, P.O. Box 55214, Boston, MA 02205-8504).

Tax information

The fund intends to distribute income that is exempt from regular federal income tax. A portion of the fund’s distributions may be subject to such tax or to the alternative minimum tax.

Payments to broker/dealers and other financial intermediaries

The fund and its related companies may pay broker/dealers or other financial intermediaries (such as a bank) for the sale of fund shares and related services. These payments create a conflict of interest by influencing your broker/dealer or other intermediary or its employees or associated persons to recommend the fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

© 2009 Legg Mason Investor Services, LLC, member FINRA, SIPC.
Legg Mason Investor Services, LLC and Western Asset Management
Co. are subsidiaries of Legg Mason, Inc. 401430
WASX012097SP 11/09